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                                                                    EXHIBIT 10.3




                                 LEASE AGREEMENT


                  THIS LEASE AGREEMENT, dated as of November 21, 2005, between GRAY PUBLISHING, LLC ("Landlord"), a Delaware limited liability company and successor in interest to The Albany Herald Publishing Company, Inc., whose address is 126 North Washington Street, Albany, Georgia, and GRAY TELEVISION, INC. ("Tenant"), a Georgia corporation, whose address is 138 Pine Avenue, Albany, Georgia.


                               W I T N E S S E T H

                  WHEREAS, Landlord is the owner of the buildings (the "Buildings") located at 126 North Washington Street, Albany, Georgia, and 138 Pine Avenue, Albany, Georgia, and


                  WHEREAS, Landlord is willing to lease to Tenant, and Tenant is willing to hire from Landlord, certain space in the Buildings on the terms hereinafter set forth.


                  NOW, THEREFORE, Landlord and Tenant agree as follows:


                                   ARTICLE 1
                                    Premises

                  1.1 Demise. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to the covenants and agreements contained in this Lease, those portions of the basement, mezzanine and third floors of 126 North Washington Street, and those portions of the second floor of 138 Pine Avenue as shown on Exhibit A annexed hereto and made a part hereof (the "Premises").

                  1.2 Term. The term of this Lease (the "Term") shall commence on the Term Commencement Date and shall end upon the tenth (10th) anniversary of the Term Commencement Date.

                  1.3      Term Commencement Date.

                  (a) "Term Commencement Date" means the date of the spin-off of all of the capital stock of Triple Crown Media, Inc., a Delaware corporation to Tenant's shareholders.

                  (b) On the Term Commencement Date, Tenant shall accept the Premises in its "as is" condition on such date.

                  1.4 Use. The Premises shall be used and occupied by Tenant (and its permitted subtenants) for any legal purpose; provided, that the Premises shall not be used for any purpose that would tend to lower the character of the Buildings, impair or interfere with any of the Buildings operations or the proper and economic heating, air-conditioning, cleaning or other servicing of the Buildings or impair the appearance of the Buildings.

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                                   ARTICLE 2
                                      Rent

                  2.1 Rent. The rent ("Rent") shall be at the rate of THIRTY SIX THOUSAND DOLLARS $36,000.00 per annum and shall be payable by Tenant in twelve (12) equal monthly installments of THREE THOUSAND DOLLARS ($3,000.00) each, in advance on the Term Commencement Date and on the first day of each calendar month thereafter (appropriately prorated for the first installment if the Base Rent Commencement Date is not the first day of a month).

                  2.2 Electric Charges. Landlord shall pay for the electricity supplied to the Premises.

                  2.3 Manner of Payment. Tenant shall pay all Rent and other sums of money due hereunder as the same shall become due and payable under this Lease at the times provided herein without notice or demand and without set off or counterclaim.

                                   ARTICLE 3
                               Landlord Covenants

                  3.1      Landlord Services.

                  (a) Landlord shall furnish Tenant while occupying the Premises with the following services (collectively, "Landlord Services"):

                           (i)      hot and cold domestic water;

                           (ii)     heat and air conditioning in season;

                           (iii) routine maintenance, including repair, and when necessary replacement, of equipment and fixtures that serves the Premises;

                           (iii) electricity to operate all equipment and machinery necessary for the conduct of Tenant's business; and

                  (b) Landlord shall not be liable for damages to either person or property nor shall Landlord be deemed to have evicted Tenant nor shall there be any abatement of Rent nor shall Tenant be relieved from performance of any covenant on its part to be performed under this Lease by reason of (i) failure by Landlord to furnish Landlord Services due to causes or circumstances beyond the control of Landlord, (ii) cessation of any Landlord Service due to causes or circumstances beyond the control of Landlord. Landlord shall use reasonable diligence to make such repairs as may be required to machinery or equipment within the Premises to provide restoration of any Landlord Service and, where the cessation or interruption of such Landlord Service has occurred due to circumstances or conditions beyond the Buildings boundaries, to cause the same to be restored by diligent application or request to the provider.

                  (c) Landlord, from time to time, shall have the right to temporarily interrupt or curtail the level of Landlord Services to the extent reasonably necessary to accommodate


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the performance of repairs, additions, alterations, replacements or improvements that in Landlord's reasonable judgment are desirable or necessary. Landlord shall use Landlord's diligent efforts to schedule any such interruption or curtailment at times that minimize, to the extent reasonably practicable, the effect of such interruption or curtailment on Tenant's ability to conduct its business in the Premises during Tenant's ordinary business hours.

                                   ARTICLE 4
                    Leasehold Improvements; Tenant Covenants

                  4.1      Alterations.

                  (a) Tenant shall be permitted to make or allow to be made any alterations or physical additions (including, without limitation, fixtures) to the Premises ("Alterations") or place safes, vaults, filing systems, libraries or other heavy furniture or equipment within the Premises, after first obtaining the consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall indemnify and hold Landlord harmless from and against all costs (including, without limitation, attorneys' fees and disbursements and costs of suits), losses, liabilities or causes of action arising out of or relating to any Alteration, including, without limitation, any mechanics' or materialmen's liens asserted in connection with such Alteration.

                  (b) Tenant agrees to immediately discharge (either by payment or by the filing of the necessary bond, or otherwise) any mechanics' materialmen's or other lien against the Premises, Buildings and/or Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for Tenant in, upon or about the Premises or Buildings.

                  4.2 Tenant's Property. All Alterations installed at the expense of Tenant shall be and remain the property of Tenant ("Tenant's Property"). Tenant may remove Tenant's Property from the Premises during the Term; Tenant shall repair, or shall reimburse Landlord upon demand for the cost of repairing, any damage to the Premises occasioned by such removal. Any Tenant's Property that is not removed as aforesaid shall be deemed to have been abandoned by Tenant.

                  4.3      Repairs by Tenant.

                  (a)      Tenant shall keep the Premises in good condition.

                  (b) Tenant shall not commit or allow to be committed any waste or damage to any portion of the Premises. Upon termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Premises.

                  (c) If Landlord gives Tenant a notice that Tenant has failed to perform a repair that this Section 4.3 obligates Tenant to perform, and Tenant fails to proceed with reasonable diligence to make such repair within thirty (30) days after the date that Landlord gives such notice to Tenant (or such shorter period that Landlord designates to the extent reasonably required under the circumstances to alleviate an imminent threat to persons or property), then Landlord may make such repair, and Tenant shall pay to Landlord as additional Rent, the reasonable expenses thereof.


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                  4.4      Compliance with Laws by Tenant. Tenant shall comply
with all laws, ordinances, rules, orders and regulations (present, future, ordinary, extraordinary, foreseen or unforeseen) of any governmental authority or of the Board of Fire Underwriters (or any successor thereto), at any time duly issued and in force (collectively, "Laws"), attributable to any work, installation, occupancy, use or manner of use by Tenant of the Premises or any part thereof. Tenant shall procure and maintain all licenses and permits required for the conduct of its business.

                                   ARTICLE 5
                            Assignment and Subletting

                  5.1 Assignment; Etc. Neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred. Tenant shall be permitted to sublease all or a portion of the Premises upon receipt of the prior consent of Landlord. No subletting of all or any portion of the Premises, shall be construed to relieve Tenant of its liability under this Lease or of the obligation to obtain Landlord's consent to any further subletting.

                  5.2      Assignment Procedures.

                  (a) Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without obtaining the Landlord's consent, but upon at least ten (10) days prior notice to Landlord, to assign or transfer its entire interest in the Lease, and the leasehold estate thereby created, to a "Successor Entity" (as such term is hereinafter defined) of Tenant. A "Successor Entity", as used herein, shall mean (i) a corporation, partnership or other business entity into which or with which, Tenant, its successor or permitted assigns, is merged or consolidated in accordance with applicable statutory provisions for the merger or consolidation of a corporation, partnership or other business entity, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, substantially all of the assets of the entities participating in such merger or consolidation are acquired by the entity surviving such merger or consolidation, or (ii) a corporation, partnership or other business entity acquiring the goodwill and all or substantially all of the property and assets of Tenant, its successors or permitted assigns, in either of which events, the successor shall assume in connection therewith, all of the liabilities of Tenant under this Lease. No further assignment or subletting of the Lease and/or the Premises shall be permitted without Landlord's prior written consent.

                  (b) No consent of Landlord shall be required in the event of any issuance, sale or transfer of any capital stock, general partnership or any other ownership interests in the entities (the "Parent Entities") owning or controlling, at any time, Tenant or its successors or assigns, including without limitation, the issuance of capital stock through an offering registered with, the Securities and Exchange Commission or other comparable body, or any merger, consolidation, asset or stock sale involving the Parent Entities. Tenant will provide Landlord notice of such event within ten (10) days after the happening of such event.

                  5.3      Subletting Procedures.


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                  (a)      If Tenant intends to sublet the Premises or any part
thereof, Tenant shall give Landlord written notice of such intent not less than 90 days prior to the Transfer Date (as defined herein). Tenant's notice shall
(i) be accompanied by an exact copy of all proposed agreements between Tenant and the proposed assignee or subtenant and by financial statements of the proposed assignee or subtenant as of its most recent complete fiscal year (or, if such notice is given within 60 days of such fiscal year, the preceding fiscal year) certified or audited by a firm of independent certified public accountants and (ii) specify the proposed date for the sublease commencement date, as the case may be (the "Transfer Date"). Tenant shall provide Landlord with any additional information or documents reasonably requested by Landlord.

                  (b) Landlord shall then have a period of 20 days following receipt of such additional information (or 30 days from the date of Tenant's original notice if Landlord does not request additional information) within which to notify Tenant whether or not Landlord will permit Tenant to consummate the subletting. Landlord shall not unreasonably withhold or delay its consent so long as (w) the proposed subtenant is of sound financial condition as reasonably determined by Landlord, (x) Landlord, in its reasonable judgment, determines that such subletting does not unduly increase the number of tenants in the Buildings and is otherwise in the best interests of the Buildings and (y) such subletting shall be at no less than the fair rental value of the sublet space (as reasonably determined by Landlord). Failure by Landlord to approve a proposed subtenant shall not cause a termination of this Lease. In the event Landlord does not respond to the Tenant's request within the time frames delineated herein, the request shall, for the purposes hereof, be deemed denied. Tenant shall pay all costs incurred by Landlord in connection with any proposed subletting whether or not approved by Landlord (including, without limitation, attorneys' fees) within 10 days of receipt from Landlord of a statement therefor.

                                   ARTICLE 6
                      Subordination and Default Provisions

                  6.1 Subordination. This Lease is subject and subordinate to each mortgage (an "Underlying Mortgage") which may now or subsequently affect Landlord's interest in the Premises. Tenant shall execute any amendment of this Lease requested by the holder of an Underlying Mortgage, provided such amendment shall not result in a material increase in Tenant's obligations under this Lease or a material reduction in the benefits available to Tenant.

                  6.2 Estoppel Certificate; Financial Information. Within 10 days after request therefor by Landlord, Tenant shall:

                  (a) execute estoppel certificates addressed to any mortgagee or prospective mortgagee of Landlord certifying as to such facts (if true) and agreeing to such notice provisions and other matters as such mortgagee(s) or purchaser(s) may reasonably require; and

                  (b) deliver to Landlord such information regarding the business, affairs, net worth and financial condition of Tenant as Landlord may reasonably request.

                  6.3 Events of Default. The term "Event of Default" shall mean the occurrence of any of the following events:


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                  (a)      Tenant fails to pay any installment of Rent when due,
and such failure continues for ten (10) days after the date that Landlord gives notice of such failure to Tenant;

                  (b) Tenant fails to pay any installment of Real Estate Taxes, Electrical Charges, or any other payment when due, and such failure continues for ten (10) days after the date that Landlord gives notice of such failure to Tenant;

                  (c) Tenant defaults in the observance or performance of any other covenant of this Lease on Tenant's part to be observed or performed and Tenant fails to remedy such default within thirty (30) days after Landlord gives Tenant notice thereof, except that if (i) such default cannot be remedied with reasonable diligence during such period of thirty (30) days, (ii) Tenant takes reasonable steps during such period of thirty (30) days to commence Tenant's remedying of such default, and (iii) Tenant prosecutes diligently Tenant's remedying of such default to completion, then an Event of Default shall not occur by reason of such default, provided that Tenant completes its remedying of such default within one hundred twenty (120) days after the date that Landlord gives Tenant such notice;

                  (d)      (i)      The making by Tenant of any general
assignment or general arrangement for the benefit of creditors;

                           (ii)     The filing by or against Tenant of a
petition to have Tenant adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within ten days);

                           (iii)    The appointment of a trustee or receiver to
take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease; or

                           (iv)    The attachment, execution or other judicial
seizure of substantially all of Tenant's assets located at Premises, or Tenant's interest in the Lease.

                  6.4      Termination. If (1) an Event of Default occurs, and
(2) Landlord, at any time thereafter, at Landlord's option, gives a notice to Tenant stating that this Lease and the Term shall expire and terminate on the third (3rd) business day after the date that Landlord gives Tenant such notice, then this Lease and the Term, and all rights of Tenant under this Lease shall expire and terminate as of the third (3rd) business day after the date that Landlord gives Tenant such notice, and Tenant immediately shall quit and surrender the Premises, but Tenant shall nonetheless remain liable for all of its obligations hereunder.

                  6.5 Indemnity. Landlord shall not be liable to Tenant, or to Tenant's agents, contractors, employees, invitees or licenses for any loss or damage to person or property caused for any reason whatsoever, other than by Landlord's gross negligence or willful misconduct. Tenant shall indemnify Landlord and hold Landlord harmless from and against all loss, cost, liability or expense (including, without limitation, diminution in value of the Premises) arising out of or related to claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises or any activities of Tenant, its agents, contractors, employees, invitees or licensees, in or about the Premises, such


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indemnity to include, without limitation, the obligation to provide all costs of defense against any such claims.

                                   ARTICLE 7
                    Rules of the Buildings; Insurance; Damage

                  7.1 No Nuisance. Tenant shall conduct its business and control its agents, employees, invitees and licensees in such manner as not to create any nuisance.

                  7.2 Building Rules. Tenant shall comply with, and Tenant shall cause its licensees, employees, contractors, agents and invitees to comply with, the rules of the Buildings reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Premises and the Buildings and for preservation of good order therein, all of which shall be communicated by Landlord to Tenant and shall be thereafter carried out and observed by Tenant, its agents, contractors, employees, invitees and licensees. Landlord shall not enforce the rules of the Buildings in a manner which discriminates against Tenant. Landlord shall not be liable for the violation by any tenant or other party of the rules of the Buildings. If any rule of the Buildings shall conflict with any provision of this Lease, such provision of this Lease shall govern.

                  7.3 Compliance with Insurance Standards. Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be hazardous on account of fire or other hazards, or permit anything to be done which would in any way increase the risk of fire or other hazards, or permit anything to be done which would in any way increase the rate of fire or liability or any other insurance coverage on the Buildings and/or its contents. Landlord shall not be liable for the acts or omissions of other tenants or parties which are in violation of the provisions of this Section 7.3.

                  7.4 Casualty Insurance. Tenant shall maintain a policy or policies of insurance issued by and binding upon a solvent insurance company, insuring the Buildings against loss or damage by fire, or other insurable hazards and contingencies for the full insurable value or, in the alternative, insuring for 100% of the replacement cost thereof. Tenant shall maintain standard fire and extended insurance coverage on all of its personal property located in the Premises and on all Alterations.

                  7.5 Liability Insurance. Tenant shall maintain a policy or policies of comprehensive general liability insurance with the premiums fully paid on or before the due date, issued by and binding upon a solvent insurance company, such insurance to afford minimum protection of not less than $1,000,000 for personal injury or death in any one occurrence and of not less than $1,000,000 for property damage in any one occurrence. Each such policy shall provide that it cannot be canceled, lapse or be substantially modified except upon 30 days' prior notice to Landlord and shall name Landlord as an insured party thereunder, and a copy or certificate thereof shall be delivered to Landlord prior to the Term Commencement Date, and thereafter not less than 30 days prior to the expiration of the policy then in effect.

                  7.6      Condemnation.


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                  (a)      If there shall be a total taking or a Constructive
Total Taking of the Buildings in condemnation proceedings or by any right of eminent domain, this Lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of taking of possession by the condemning authority. In the event of a taking which is less than a Constructive Total Taking (i) the Term and estate hereby granted with respect to the taken part of the Premises shall forthwith cease and terminate as of the date of taking of possession by the condemning authority and the Rent shall be appropriately abated for the period from such date to the date specified in this Lease for the expiration of the Term and (ii) Landlord shall with reasonable diligence restore the remaining portion of the Premises as nearly as practicable to its condition prior to such condemnation or taking. "Constructive Total Taking" means a taking of such scope that the untaken part of the Buildings (whether or not the Premises are affected by the taking) would, in Landlord's reasonable judgment, be uneconomic to operate.

                  (b) In the event of any condemnation or taking of all or a part of the Buildings, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including, without limitation, any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant's Property, for moving to a new location, reimbursement for tenant improvements or for any other benefits available to a tenant provided the same do not include any value of the estate vested by this Lease in Tenant and do not reduce the amount available to Landlord.

                  (c) Notwithstanding the foregoing, if all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall continue in full force and effect (without any abatement of the Rent) and Tenant shall be entitled to receive the entire award therefor applicable to the portion of the Premises taken (whether paid as damages, rent or otherwise) unless the period of governmental occupancy extends beyond the expiration of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such governmental occupancy is prior to expiration of this Lease, Tenant shall, to the extent that an award has been made for the purpose after application for and diligent pursuit of such award by Tenant, restore the Premises as nearly as possible to its condition prior to the condemnation or taking.

                  7.7 Fire Clause. In the event of a fire or other casualty in the Premises, Tenant shall immediately give notice of such event to Landlord. If the Premises shall be wholly or partially destroyed by fire or other casualty, there shall be no abatement of Rent and Tenant shall commence and prosecute repair and restoration of the Buildings and the Premises, promptly and with due diligence, to their respective condition prior to such damage or destruction using the insurance proceeds received.

                  7.8 Subrogation Waiver. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each waive all rights of recovery, claim, action or cause of


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action, against the other party, the other party's Affiliates, the other party's tenants and subtenants and their affiliates, and the respective agents
(including partners, both general and limited) officers, directors, shareholders or employees of all of the foregoing, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Buildings or any personal property of the waiving party by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and the then obtainable extended coverage insurance policies, regardless of cause or origin, including negligence. Landlord and Tenant shall advise each respective insurer of the foregoing and such waiver shall be part of each policy maintained by Landlord and Tenant that applies to the Premises, any part of the Buildings or Landlord's or Tenant's use and occupancy of any part thereof.

                                   ARTICLE 8
                            Tenant Termination Right

                  8.1 Tenant's Right To Terminate. Notwithstanding any provision to the contrary contained herein, Tenant shall have the right, at its sole and absolute discretion, to terminate the Lease after ninety (90) days written notice to Landlord. Tenant may remove Tenant's Property from the Premises, at the expiration of said Term, and Tenant shall repair, or shall reimburse Landlord upon demand for the cost of repairing, any damage to the Premises occasioned by such removal. Any Tenant's Property that is not removed as aforesaid shall be deemed to have been abandoned by Tenant.

                                   ARTICLE 9
                            Miscellaneous Provisions

                  9.1      General Provisions.

                  (a) The various rights and remedies contained in this Lease and reserved to each of the parties shall not be exclusive of any other right or remedy of such party, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as an acquiescence in any default. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenants, terms or conditions. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

                  (b) Payments to Landlord under this Lease are rental for the use of the Premises, and nothing herein contained shall be deemed or construed to make Landlord a partner or associate of Tenant in the conduct of any business, nor as rendering Landlord liable for any debts, liabilities or obligations incurred by Tenant in the conduct of any business, it being expressly agreed that the relationship between the parties is, and shall at all times remain, that of landlord and tenant.

                  9.2 Notice. All notices, demands, consents, approvals, advices, waivers or other communications which may or are required to be given by either party to the other under


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this Lease shall be in writing and shall be deemed to have been given when personally delivered or when deposited in the United States mail, certified or registered, postage prepaid, and addressed to (i) Landlord at the address for Landlord specified in the first paragraph of this Lease, and (ii) Tenant, at 126 North Washington Street, Albany, GA 31701, or to such other place as the party to be notified may from time to time designate by at least 15 days notice to the notifying party. Tenant hereby appoints as its agent to receive the service of notice of any dispossess or other proceedings the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

                  9.3 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

                  9.4 Quiet Enjoyment. Tenant shall and may peaceably and quietly have, hold and enjoy the Premises, subject to the other terms of this Lease, provided that Tenant pays the Rent and other sums to be paid by Tenant and performs all of Tenant's covenants and agreements contained in this Lease.

                  9.5 Limitation of Landlord's Personal Liability. Tenant shall look solely to Landlord's interest in the Premises for the recovery of any judgment against Landlord, and if Landlord is a partnership, its partners whether general or limited, or if Landlord is a limited liability company, its members, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment.

                  9.6 Counterclaims. If Landlord commences any summary proceeding or action for nonpayment of Rent or other payment arising under the Lease, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding or action, unless Tenant's failure to interpose such counterclaim in such proceeding or action would result in the waiver of Tenant's right to bring such claim in a separate proceeding under applicable law.

                  9.7 Mortgagee Protection. Tenant shall give each holder of an Underlying Mortgage, a copy of any notice of default served upon Landlord, provided that Tenant has been notified of the address of such holder. If Landlord fails to cure any default as to which Tenant is obligated to give notice pursuant to the preceding sentence within the time provided for in this Lease, then such holder shall have an additional 30 days after receipt of such notice within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if, within such 30 days, any such holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, commencement of foreclosure proceedings or eviction proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued (it being understood that such holder shall not have any liability to Tenant for the failure of such holder to so remedy such act or omission of Landlord during such period).


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                  9.8      Holdover. If possession of the Premises is not
surrendered to Landlord on the expiration of the Term, then Tenant shall pay to Landlord on account of use and occupancy of the Premises, for each month (or any portion thereof) during which Tenant (or a Person claiming by, through or under Tenant) holds over in the Premises, an amount equal to the greater of (i) one and one-half (1-1/2) times the Rent that was payable under this lease during the last month of the Term, and (ii) the then fair market rental value of the Premises. Landlord's right to collect such amount from Tenant for use and occupancy shall be in addition to any other rights or remedies that Landlord may have hereunder or at law or in equity. Nothing contained in this Section 9.8 shall permit Tenant to retain possession of the Premises after the expiration of the Term, or limit in any manner Landlord's right to regain possession of the Premises, through summary proceedings or otherwise.

                  9.9 Force Majeure. If Landlord or Tenant is in any way delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire or other casualty, act of God, governmental act or failure to act, strike, labor dispute, inability to procure materials, or any other cause beyond its reasonable control (whether similar or dissimilar), the time for performance of the affected obligations by Landlord or Tenant, as the case may be, shall be excused for the period of such delay, interruption or prevention. It is understood and agreed, however, that failures or delays resulting from lack of funds shall not be deemed a force majeure.

                  9.10 Amendments. This Lease may not be altered, changed or amended, except by an instrument in writing signed by the party to be charged.

                  9.11 No Joint Venture. This Lease shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord and Tenant.

                  9.12     Broker.

                  (a) Tenant represents to Landlord that Tenant has dealt with no broker in connection with this Lease or the Buildings, and Tenant shall indemnify and hold Landlord harmless from and against all loss, cost, liability and expense (including reasonable attorneys' fees and disbursements) arising out of any claim for a commission or other compensation by any broker who alleges that it has dealt with Tenant in connection with this Lease or the Buildings.

                  (b) Landlord represents to Tenant that Landlord has dealt with no broker in connection with this Lease or the Buildings, and Landlord shall indemnify and hold Tenant harmless from and against all loss, cost, liability and expense (including reasonable attorneys' fees and disbursements) arising out of any claim for a commission or other compensation by any broker who alleges that it has dealt with Landlord in connection with this Lease or the Buildings.

                  9.13 Merger. This Lease embodies the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, understandings and statements, oral or written, with respect thereto are merged in this Lease.

                  9.14     Successors.


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

                  (a) The term "Landlord" as used in this Lease means only the Landlord for the time being of the Buildings, so that in the event of any sale or sales of said Buildings, the said Landlord shall be and hereby is freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser at any such sale, that the purchaser of the Buildings has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                  (b) This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant and its successors.

                  9.15 Applicable Law. This Lease shall be construed and enforced according to the laws of the State of Georgia.

                  9.16 Graphics and Building Directory. No signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or which may be visible from outside, the Premises, unless reasonably approved by Landlord in advance of installation.

                  9.17 Confidentiality. Except to the extent otherwise required by Laws, Tenant shall keep the terms of the Lease confidential, and accordingly, Tenant shall not disclose such terms to any third party without Landlord's prior approval.

                  9.18 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease shall not be construed against Landlord merely because Landlord has prepared it.

                  9.19 Subscriptions to Albany Herald. Landlord, in its sole discretion, revocable at any time at Landlord's sole election, may provide to not more than twenty (20) Tenant employees of the Premises who physically reside in the Albany, Georgia area serviced by the Albany Herald, free subscriptions to the Albany Herald. Tenant expressly acknowledges and agrees that Landlord may provide this service solely in the Landlord's discretion and Tenant shall have no right to (i) enforce this provision in any court of law, or (ii) allege Landlord's failure to so provide as a breach or default here

                  9.20 Parking. Landlord shall permit Tenant's employees, visitors, invitees and agents, on a non-exclusive basis, to park in the Landlord's parking lot at no additional charge to Tenant's employees, visitors, invitees or agents. The parking lot shall be subject to the exclusive control and management of the Landlord and shall be maintained by the Landlord. Landlord shall have the right to construct, maintain and operate lighting and other facilities in the parking lot, to police same, and to change the area, level, location and arrangement of parking areas. If Landlord shall designate Tenant parking area or areas, Tenant's employees, visitors, invitees and agents shall use only such designated areas for parking and Tenant shall cooperate fully with Landlord in enforcing this covenant. Tenant's use of the parking lot is pursuant to a revocable license, and if such license shall be revoked, or if the amount of such areas are changed or diminished, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any


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

compensation or diminution or abatement of Rent, nor shall such revocation or diminution be deemed a constructive and/or actual eviction.

                  9.21 Not Binding Until Execution. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant have executed and unconditionally delivered a fully executed copy of this Lease to each other.

                  9.22 No Third Party Beneficiaries. Landlord and Tenant hereby acknowledge that they do not intend for any other person to constitute a third-party beneficiary hereof.

                  9.23 Recording. Tenant shall not record this Lease. Tenant shall not record a memorandum of this Lease. Landlord shall have the right to record a memorandum of this Lease. If Landlord submits to Tenant a memorandum hereof that is in reasonable form, then Tenant shall execute, acknowledge and deliver such memorandum promptly after Landlord's submission thereof to Tenant.

                  9.24     Authority.

                  (a) Tenant hereby represents and warrants to Landlord that (i) Tenant is duly organized and validly existing in good standing under the laws of Georgia, and possesses all licenses and authorizations necessary to carry on its business in the State of Georgia, (ii) Tenant has full power and authority to carry on its business, enter into this Lease and consummate the transaction contemplated hereby, (iii) the individual executing and delivering this Lease on Tenant's behalf has been duly authorized to do so, (iv) this Lease has been duly executed and delivered by Tenant, (v) this Lease constitutes a valid, legal, binding and enforceable obligation of Tenant.

                  (b) Landlord hereby represents and warrants to Tenant that (i) Landlord is duly organized and validly existing in good standing under the laws of Delaware, and possesses all licenses and authorizations necessary to carry on its business, (ii) Landlord has full power and authority to carry on its business, enter into this Lease and consummate the transaction contemplated hereby, (iii) the individual executing and delivering this Lease on Landlord's behalf has been duly authorized to do so, (iv) this Lease has been duly executed and delivered by Landlord, (v) this Lease constitutes a valid, legal, binding and enforceable obligation of Landlord.



                            [Signature page follows.]




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


                  IN WITNESS WHEREOF, the parties have executed and delivered this Lease Agreement effective as of the date first written above.



                                        LANDLORD:

                                        GRAY PUBLISHING, LLC



                                        By: /s/ James C. Ryan
                                            -------------------------
                                            Name:  James C. Ryan
                                            Title: Vice President and Chief
                                                   Financial Officer


                                        TENANT:

                                        GRAY TELEVISION, INC.



                                        By:  /s/ Robert S. Prather, Jr.
                                            -------------------------
                                            Name:  Robert S. Prather, Jr.
                                            Title: President and Chief Operating
                                                   Officer




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